UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     February 5, 2006

THE J. JILL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22480	04-2973769
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4 Batterymarch Park, Quincy, MA		02169-7468
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:       (617) 376-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On February 5, 2006, the Board of Directors of The J. Jill Group, Inc. (the “Company”) amended the Company’s Second Amended and Restated 1998 Employee Stock Purchase Plan (the “Plan”) so as to give the Compensation Committee of the Board of Directors the power, in connection with any merger or consolidation, to accelerate the termination date for an offering under the Plan to a date on or before the effective date of such merger or consolidation.  A copy of the Third Amended and Restated 1998 Employee Stock Purchase Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(d)        Exhibits

10.1                 Third Amended and Restated 1998 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.

Date: February 8, 2006	By:	/s/ Olga L. Conley
Olga L. Conley
Chief Administrative Officer and
Chief Financial Officer
(Principal Financial Officer)